UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

MANNKIND CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! MANNKIND CORPORATION 2023 Annual Meeting Vote by May 24, 2023 11:59 PM ET 1 CASPER STREET DANBURY, CT 06810 V01403-P87903 You invested in MANNKIND CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2023. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 25, 2023 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/MNKD2023 *Please check the meeting materials for any special requirements for meeting attendance.

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect the nine nominees named herein as directors to serve for the ensuing year and until their successors are elected; **Nominees:** 01) James S. Shannon, M.D., MRCP (UK) 02) Michael E. Castagna, Pharm.D. 03) Ronald J. Consiglio 04) Michael A. Friedman, M.D. 05) Jennifer Grancio 06) Anthony Hooper 07) Sabrina Kay 08) Kent Kresa 09) Christine Mundkur	For
2. To approve an amendment to MannKind Corporation's Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 400,000,000 shares to 800,000,000 shares;	For
3. To authorize an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 2;	For
4. To approve an amendment to the MannKind Corporation 2018 Equity Incentive Plan (as amended, the "EIP") to increase the number of shares authorized for issuance thereunder by 25,000,000 shares;	For
5. To approve an amendment to the MannKind Corporation 2004 Employee Stock Purchase Plan (the "ESPP") to increase the number of shares authorized for issuance thereunder by 3,000,000 shares;	For
6. To approve, on an advisory basis, the compensation of the named executive officers of MannKind, as disclosed in MannKind's proxy statement for the Annual Meeting;	For
7. To indicate, on an advisory basis, the preferred frequency of stockholder advisory vote on the compensation of the named executive officers of MannKind; and	1 Year
8. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of MannKind for its fiscal year ending December 31, 2023.	For

NOTE: To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

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